                        REGISTRATION RIGHTS JOINDER AGREEMENT

          THIS AGREEMENT (this "Agreement") is made as of October 31,1994, by and among U.S. Aggregates, Inc., a Delaware corporation (the "Company"), Golder, Thoma, Cressey, Rauner Fund IV Limited Partnership ("GTCR"), and Charles R. Pullin ("Pullin").

          WHEREAS, the Company, GTCR and certain other stockholders of the Company are parties to a Registration Agreement, dated as of January 24, 1994, as amended (the "Registration Agreement").

          WHEREAS, the Company and Pullin have entered into a Stock Purchase Agreement, dated as of the date hereof, pursuant to which the Executive has purchased shares of the Company's Common Stock, par value $.01 per share ("Common Stock").

          WHEREAS, the Company and GTCR desire to provide Pullin rights, and Pullin agrees to be obligated, under the terms of the Registration Agreement as set forth herein.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. ADDITION OF THE EXECUTIVE. The parties hereto agree that, by and upon execution of this Agreement, Pullin shall be a party to the Registration Agreement, shall be a holder of Executive Registrable Securities (as defined in the Registration Agreement) and shall be entitled to the rights and benefits and subject to the duties and obligations of a holder of Registrable Securities thereunder, as fully as if Pullin had been an original signatory thereto in such capacity.

          2. CONTINUING EFFECT. This Agreement shall not constitute an amendment or waiver of any other provision of the Registration Agreement, which shall continue and remain in full force and effect in accordance with its terms.

          3. COUNTERPARTS. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          4. GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the internal law, and not the law of conflicts, of Delaware.

          5. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                          *    *    *    *    *

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          IN WITNESS WHEREOF, this Agreement has been entered into as of the date first written above.



                                       U.S. AGGREGATES, INC.


                                       By: /s/ Michael Stone
                                          ---------------------------
                                       Its: Chief Financial Officer



                                       GOLDER, THOMA, CRESSEY, RAUNER FUND IV
                                         LIMITED PARTNERSHIP


                                       By:  Golder, Thoma, Cressey, Rauner, Inc.

                                       Its: General Partner


                                       By: /s/ Bruce Rauner
                                          ---------------------------
                                       Its:
                                          ---------------------------

                                       /s/ Charles R. Pullin
                                       ------------------------------
                                       Charles R. Pullin


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          IN WITNESS WHEREOF, this Agreement has been entered into as of the date first written above.



                                       U.S. AGGREGATES, INC.


                                       By:
                                          ---------------------------
                                       Its:
                                          ---------------------------



                                       GOLDER, THOMA, CRESSEY, RAUNER FUND IV
                                         LIMITED PARTNERSHIP


                                       By: Golder, Thoma, Cressey, Rauner, Inc.

                                       Its: General Partner


                                       By:
                                          ---------------------------
                                       Its:
                                          ---------------------------


                                       ------------------------------
                                       Charles R. Pullin

          IN WITNESS WHEREOF, this Agreement has been entered into as of the date first written above.



                                       U.S. AGGREGATES, INC.


                                       By:
                                          ---------------------------
                                       Its:
                                          ---------------------------



                                       GOLDER, THOMA, CRESSEY, RAUNER FUND IV
                                         LIMITED PARTNERSHIP


                                       By: Golder, Thoma, Cressey, Rauner, Inc.

                                       Its: General Partner


                                       By:
                                          ---------------------------
                                       Its:
                                          ---------------------------


                                       -----------------------------
                                       Charles R. Pullin